OTC: GBCS

SelectisHealth

Investor Presentation

November 2022

SelectisHealth

OTC: GBCS

Disclosures Regarding Forward-Looking Statements

- This presentation may contain projections and other forward-looking statements. Any such statement reflects the company's current views with respect to future events and financial performance.
- No assurances can be given, however, that these events will occur, and actual results could differ materially from those presented. A discussion of important factors that could cause actual results to differ from those presented is included in the Company's periodic reports filed with the Securities and Exchange Commission at www.sec.gov.

About Selectis

SelectisHealth
OTC: GBCS

Selectis Health, Inc. owns and/or operates healthcare facilities across the American Southcentral and Southeastern states.



- Healthcare Facility
- Leased Facility

13 facilities owned by separate wholly-owned subsidiaries

9 facilities currently operated

1,120+ licensed beds

Focused on rural areas with populations of **1M** or fewer

10+ nursing specialties

660 employees as of 6/30/2022

Our Services


Skilled Nursing
Rehabilitation
Continuing Care Retirement Communities
Independent Living
Assisted Living
Pharmacy Services
Transportation Services
Medical Services
SelectisHealth

Market Opportunity

SelectisHealth
OTC: GBCS

Healthcare Spending as a Percentage of U.S. GDP[1]


18.2%
Projected to grow at same annual rate as GDP
19.7%
2021A
2030E
2021A 2030E

Expected Medicare Expenditures (2021-2030)[1]


$923 billion
7.2% average growth rate
$1.67 trillion
2021A
2030E
2021A 2030E

5.1%

Projected growth rate for national health spending for 2021-2030[1]

92%

Amount by which per-capita healthcare spending among the U.S. population aged 85 and older outpaces spending by the 65- to 84-year-old segment[2]

329%

Amount by which per-capita healthcare spending among the U.S. population aged 85 and older outpaces the total population's average healthcare spend[2]

[1] Centers for Medicare and Medicaid Services (CMS), "National Health Expenditure Projections 2021-2030."

[2] CMS, "2016-2025 Projections of National Health Expenditures Data Released."

Industry-Wide Pressures…

SelectisHealth
OTC: GBCS

87% of nursing home providers are facing moderate or high staffing shortages, with over 70% relying on expensive third-party staffing agencies to meet patients' needs.[1]

As a result…

61% of nursing home providers have limited new patient admissions, and over 400 nursing homes are projected to close this year due to widespread staffing shortages.[1]

[1] American Health Care Association and National Center for Assisted Living (AHCA/NCAL), "Survey: Nursing Homes Still Facing Staffing & Economic Crisis."

…Highlight Our Agility

SelectisHealth
OTC: GBCS

Through 1H22, Selectis has proactively managed industry-wide challenges exacerbated by COVID-19 through making steady progress on the following initiatives:

- Strengthening internal recruiting and training programs
- Bolstering corporate and facility-level leadership teams
- **Working to eliminate third-party agency staffing by YE 2022**

- Securing operational control of ~70% of owned facilities
- Maximizing physical capacity and patient census across footprint
- **Implementing key building improvements and optimized financing arrangements to advance progress towards portfolio-wide profitability**

Certificate of Need Focus

SelectisHealth
OTC: GBCS

Introduced as part of the federal "Health Planning Resources Development Act" of 1974, state Certificate of Need programs have incentivized the development of healthcare facilities in rural areas

Definition

- Certificates of Need (CONs) are formal permits granted by a state regulatory agency that allow a company to provide certain healthcare services.
- **New facilities can't be built without acquiring an existing CON or showing extreme need**

Purpose

- When facility operators can't fill their beds, they raise prices on existing beds, resulting in price inflation.
- **CONs aim to control healthcare costs by restricting duplicative services and determining whether new capital expenditures meet a community need**

Advantages

- CONs can be worth up to $75,000 per bed and represent a key economic moat for holders
- **Selectis is targeting 14 of 35 total CON states due to regulatory favorability**
- **Selectis retains or repurposes excess CON beds for lease or sale to new SNFs or hospitals, thus unlocking hidden value**

Facility Ramp

New business model launched in 2020

Target a specific patient mix to optimize **CMS payments** & **profitability**

Initial 5-Year Debt Financing

Secure through local or regional banks

Facility & Operational Upgrades

Perform facility upgrades, implement controls and operational procedures

HUD Refinancing

Refinance to long-term debt after a minimum of three years


Medicaid
Medicare

Current Footprint

SelectisHealth
OTC: GBCS

State	AR	GA	OH	OK
Total Population (2020)[1]	3.0 million	10.7 million	11.8 million	4.0 million
Facilities	• GL Nursing (SNF)	• Warrenton Health & Rehab (SNF) • Eastman Health & Rehab (SNF) • Glen Eagle (SNF) • Archway Transitional (SNF) • Sparta Health & Rehab (SNF)	• Meadowview Health & Rehab (SNF)	• Park Place Health & Rehab (SNF) • Maple Street Health & Rehab (SNF) • Higher Call Health & Rehab (SNF) • Southern Hills (ALF) • Southern Hills Health & Rehab (SNF) • Southern Hills Retirement (ILF)
Total Permitted Beds	141	554	99	441
Total Available Beds	141	454	99	351

[1] Source: U.S. Census

SelectisHealth

OTC: GBCS

Our Advantages

Select[illegible]s ca[illegible] deliver
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every single day

Government Financing

- Longer-term debt at lower interest rates
- Lower cost of debt services
- Greater allocation for hiring high-quality personnel
- USDA financing (where available/applicable)

Strong Facility Leadership

- Competitive pay scale
- Performance-based bonus structure

Optimizing Patient Mix

- Maintain stability
- Increase profitability

Southern Hills Campus Successful Model Case Study (Tulsa)







Initial:		Appraisal:	
Purchase Price (ALF, ILF, & SNF)	$2.0	SNF (106 beds)	$11.3
		ALF (24 rooms)	$6.1
All Renovations/Repairs (ALF, ILF, & SNF)	$6.0	ILF (90 rooms)	$7.1
Total	$8.0	Total	$24.5

In millions (USD)

- Paid off the remaining loan balances for the ALF and ILF, thereby owning both free and clear
- Completed $8.0M HUD refinancing on the SNF, 2.38% fixed for 35 years
- Census increasing rapidly across SNF and ILF; may use excess SNF beds for a hybrid model
- ALF renovations completed, targeting a 2023 reopening

Acquisition Strategy

SelectisHealth
OTC: GBCS

- ✓ **Acquisition Criteria**
  - ✓ Identify properties [illegible] h occupancy rates and strong EBITDAR that have [illegible] rmed due to poor financial management [illegible] dership
  - ✓ Target properties [illegible] sed debt portfolios
  - ✓ Focus exclusively o [illegible] (CON) states

- ✓ **Acquisition Strategy**
  - ✓ Buy at a discount ar [illegible] million in renovations
  - ✓ Target facilities whi [illegible] uilt for 3-4 patients per room; current model [illegible] patien [illegible]
  - ✓ Purchase distressed [illegible] ublic markets at reduced levels
  - ✓ Retain or repurpose [illegible] r lease or sale to new skilled nursing facilities or [illegible] overing deep hidden value

Key Metrics

SelectisHealth
OTC: GBCS



Annual Revenue
$3.6M
$6.9M
$20.9M
$29.3M
$39.1M
2018
2019
2020
2021
TTM @ Q2'22

Q2'22 Financial Highlights

Total Revenue	
Q2'22	$11.5M
Q2'21	$6.0M

Net Income (Loss)	
Q2'22	$1.0M
Q2'21	$(0.7)M

Operating Cash Flow	
1H22	$0.1M
1H21	$(0.6)M

Selectis Shareholder Equity	
@6/30/22	$4.7M
@12/31/21	$3.1M

- Achieved record quarterly revenue (91% y-o-y growth)
- Reached over $1M in net income, representing significant profitability milestone
- Continued reducing third-party agency staffing expenses

Recent Highlights

SelectisHealth
OTC: GBCS

Corporate Actions

- Christine Lucus appointed as CFO ✓
- David Furstenberg appointed to board of directors ✓
- Standing audit committee established, strengthening financial controls and corporate governance structure ahead of expected exchange listing ✓
- Andrew Sink appointed to board of directors following resignation of Clifford Neuman as director and secretary ✓
- Engaged Marcum LLP to serve as the Company's new auditor ✓

Facility Enhancements and Refinancing

- Completed $8.0M HUD refinancing at Southern Hills ✓
- Commenced Eastman HUD refinance, expansion & renovation design and timeline ✓
- Repurchased remaining 15% minority interest in Goodwill Hunting LLC (leased Macon facility) ✓
- Converted Park Place financing to five-year term loan ✓
- Major campus upgrade at Southern Hills (Tulsa) completed, including Southern Hills SNF remodel ✓
- Completed successful renovations at Tulsa Campus and OKC facility, as well as reopening and re-certification at Glen Eagle facility ✓

Current Portfolio Optimization

- Increased from operating 5 facilities in 2020 to 9 facilities ✓
- Assumed operations of Warrenton and Sparta facilities in Dec. 2021 ✓
- Secured direct Medicare & Medicaid billing approvals from CMS for all operated facilities ✓

Operational Improvements

- Drove steady reductions in third-party agency staffing costs through 1H22 ✓
- Created recruiting and staffing department focused on accelerating Selectis's internal hiring programs ✓
- Hired corporate human resources manager to support internal hiring initiatives ✓
- Implemented corporate-level leadership training ✓
- Reached record patient census at Warrenton (56+ residents) in Q2'22 ✓
- Increased Park Place census to 40+ patients post- Q2'22 ✓
- Surpassed 40 residents at Southern Hills ILF. Census expected to reach full capacity by Q1'23 ✓

Strategic Outlook

SelectisHealth
OTC: GBCS

Selectis remains focused on maximizing patient census, optimizing Medicare and Medicaid patient mix, and achieving profitability across our portfolio.

✓ **Eastman**

- ✓ Complete planned facility expansion in 2023
- ✓ Complete HUD refinancing in 2023

✓ **Park Place**

- ✓ Achieve profitability (currently at breakeven)

✓ **Southern Hills**

- ✓ Track towards reopening ALF and memory care unit following the completion of final building renovations in 2023
- ✓ Reach full patient capacity (90 residents) at ILF by the end of Q1 2023

✓ **Staffing**

- ✓ Eliminate pandemic-driven third-party agency staffing costs by year-end 2022
- ✓ Hire additional high-quality nursing staff

✓ **Listing**

- ✓ Finalize up-listing from the OTC to a national exchange

Key Takeaways

SelectisHealth
OTC: GBCS

Advantages
Successful transition to new business model in 2020
Strong and proven senior management team
Secured HUD refinancing of debt
Upgraded key facility leadership positions
Positioned as a high-quality healthcare owner and/or operator for the aging population within high-need rural regions
Well-positioned for rapid growth as COVID headwinds subside

Catalysts
Portfolio optimization to maximize unused beds through building expansion with excess land at existing facilities
Optimize mix of Medicare and Medicaid patients
Work towards becoming cash flow positive across current facility footprint
Targeting CON-only states for potential expansion opportunities
Prepare for a national exchange listing in 2022

SelectisHealth

Contact Information

Scott Liolios or Jackie Keshner
Gateway Group, Inc.
(949) 574-3860
selectis@gatewayir.com

Appendix

Leadership

SelectisHealth
OTC: GBCS



Lance Baller
Chairman and Chief Executive Officer

TITAN Au · Iofina · UBS · Morgan Stanley



Randy Barker
President and Chief Operating Officer

GRAPHIUM HEALTH · empathi HR · Miller&Associates



Christine Lucus
Chief Financial Officer

DRUG DELIVERY EXPERTS · neubase



Andrew Sink
Non-Executive Director

OWN ALABAMA · Colliers



Adam Desmond
Non-Executive Director

CME Group



David Furstenberg
Non-Executive Director

PulteGroup · pwc

SelectisHealth
OTC: GBCS

Current Permitted and Available Counts Allows Expansion of Current Portfolio

Operating Entity	City, State	Permitted Beds (1)	Available Beds (2)
Warrenton Health & Rehab (SNF)	Warrenton, GA	110	98
Eastman Health & Rehab (SNF)	Eastman, GA	100	100
Park Place Health & Rehab (SNF)	Oklahoma City, OK	106	106
GL Nursing (SNF) (3)	Lonoke, AR	141	141
Glen Eagle (SNF)	Abbeville, GA	101	71
Maple Street Health & Rehab (SNF)	Fairland, OK	29	28
Higher Call Health & Rehab (SNF)	Quapaw, OK	86	48
Archway Transitional (SNF) (3)	Macon, GA	172	100
Meadowview Health & Rehab (SNF) (4)	Seville, OH	99	-
Sparta Health & Rehab (SNF)	Sparta, GA	71	62
Southern Hills ALF (5)	Tulsa, OK	24	24
Southern Hills Health & Rehab (SNF)	Tulsa, OK	106	92
Southern Hills Retirement (ILF)	Tulsa, OK	90	90
Totals		**1,235**	**960**

[1] Permitted beds does not, necessarily, mean that the facility should or could hold that many residents. This restriction could be due to several different reasons, such as: physical size of the building will not hold this many beds, the Company has intentionally decided to make rooms single occupancy, or some other reason.

[2] This amount represents how many beds we technically have available in the facility - it also has the number of beds still restricted for COVID. Due to COVID, we had to quarantine segments of the facility in order to protect all residents and staff.

[3] Facilities currently operated by third-parties.

[4] Currently in negotiations with the Ohio Dept of Health ("ODH") to renew licensure.

[5] ALF completed renovations in the Autumn of 2020. Management has currently decided not to fill facility with residents.

SelectisHealth

OTC: GBCS

Portfolio Appraisal Value Offers Significant Upside

Total portfolio appraisal value exceeds book value by ~$38 million (over 2x)

(in US$ million)

Operating Entity	City, State	Appraisal Value	Current Carry Amount (Land + Building) as of 9/30/22
Warrenton Health & Rehab (SNF)	Warrenton, GA	5.2	2.5
Eastman Health & Rehab (SNF)	Eastman, GA	7.9	2.9
Park Place Health & Rehab (SNF)	Oklahoma City, OK	4.2	2.2
GL Nursing (SNF) (1)	Lonoke, AR	7.9	5.0
Glen Eagle (SNF)	Abbeville, GA	4.9	2.1
Maple Street Health & Rehab (SNF)	Fairland, OK	1.0	0.7
Higher Call Health & Rehab (SNF)	Quapaw, OK	2.0	1.2
Archway Transitional (SNF) (1)	Macon, GA	7.0	4.5
Meadowview Health & Rehab (SNF) (2)	Seville, OH	4.5	2.2
Sparta Health & Rehab (SNF)	Sparta, GA	4.0	2.1
Southern Hills ALF (3)	Tulsa, OK	6.1	0.07
Southern Hills Health & Rehab (SNF)	Tulsa, OK	11.3	2.7
Southern Hills Retirement (ILF)	Tulsa, OK	7.1	6.7
Totals		**73.1**	**35.0**

[1] Facilities currently operated by third-parties.

[2] Currently in negotiations with the Ohio Dept of Health ("ODH") to renew licensure.

[3] ALF completed renovations in the Autumn of 2020. Management has currently decided not to fill facility with residents.